Exhibit 10.26

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of September 28, 2010, is made among EQUITY BANCSHARES, INC., a Kansas business corporation (the “Corporation”) with its chief executive offices at Suite 200, 7701 Kellogg Drive, Wichita, KS 67207, and Wolverine Trading Fund A, LLC (“Holder”), with its chief executive offices at 175 W. Jackson Blvd., Suite 200, Chicago, Illinois 60604.

Background:

In order to induce Holder to enter into that certain Stock Purchase Agreement of even date with this Agreement (the “Purchase Agreement”) for the purchase of Registrable Securities (as defined below) in a private offering, the Corporation has agreed to provide the registration rights provided for in this Agreement.

NOW, THEREFORE, in consideration of the premises and covenants herein and of the Holder’s execution and delivery of the Stock Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Corporation hereby agrees as follows:

1. Defined Terms. The following terms when used in this Agreement have the following respective meanings:

“1933 Act” means the U.S. Securities Act of 1933, as from time to time amended, and the rules and regulations of the SEC promulgated thereunder.

“1934 Act” means the U.S. Securities and Exchange Act of 1934, as from time to time amended, and the rules and regulations of the SEC promulgated thereunder.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition, “control” with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Person; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day other than a Saturday, Sunday, or a day on which banks are authorized or required to be closed for business in Wichita, Kansas.

“Effectiveness Period” has the meaning set forth in Section 4(a)(2) of this Agreement.

“Person” means natural persons, corporations, limited liability companies, trusts, joint ventures, associations, companies, partnerships, governments or agencies or political subdivisions thereof and other political or business entities.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such prospectus, including without limitation any preliminary prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

“Registrable Securities” means (i) the Corporation’s Class A Common Stock, par value $0.01 per share and Class B Common Stock, par value $0.01 per share, (ii) the Corporation’s common stock issued or issuable upon conversion of the preferred stock of the Corporation, (iii) the Corporation’s preferred stock issuable upon exercise of any warrant and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the 1933 Act, (iii) such securities shall have ceased to be outstanding, or (iv) such securities become eligible for sale without the requirement for the Corporation to be in compliance with the current public information required under Rule 144 and without volume or manner of sale restrictions by Holder, provided Holder is not an Affiliate of the Corporation.

“Registration Expenses” has the meaning set forth in Section 5 of this Agreement.

“Registration Statement” means any one or more registration statements of the Corporation filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Rule 144” means Rule 144 promulgated by the SEC under and pursuant to the 1933 Act, or any successor rule, as from time to time amended.

“SEC” means the U.S. Securities and Exchange Commission.

2. Piggy-back Registrations.

(a) Right to Include Registrable Securities. If at any time the Corporation proposes to register (including for this purpose a registration effected by the Corporation for security holders of the Corporation other than the Holder) any of its securities and to file a Registration Statement with respect thereto under the 1933 Act, whether or not for sale for its own account in a manner that would permit registration of Registrable Securities for sale to the public under the 1933 Act (a “Public Offering”), the Corporation will each such time promptly give written notice to the Holder (i) of its intention to do so, (ii) of the form of registration statement of the SEC that has been selected by the Corporation and (iii) of rights of Holder under this Section (the “Section 2 Notice”). The Corporation will include in the case of a proposed Public Offering all Registrable Securities that the Corporation is requested in writing, within fifteen (15) days after the Section 2 Notice is given, to register by the Holder thereof (a “Piggy-back Registration”); provided, however, that (x) if, at any time after giving written notice of its intention to register any Registrable Securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Corporation shall determine that none of such Registrable Securities shall be registered, the Corporation may, at its election, give written notice of such determination to Holder if Holder shall have requested registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (y) in case of a determination by the Corporation to delay registration of Registrable Securities, the Corporation shall be permitted to delay the registration of such Registrable Securities pursuant to this Section for the same period as the delay in registering such other Registrable Securities by the Corporation, as the case may be or may abandon the registration of Registrable Securities, in the sole discretion of the Corporation. No registration effected under this

Section for less than all the Registrable Securities shall relieve the Corporation of its obligations to effect future registrations of any remaining Registrable Securities. The expenses of a withdrawn registration shall be borne by the Corporation.

(b) Priority; Registration Form. If the managing underwriter(s) for a registration in which Registrable Securities are proposed to be included pursuant to this Section that involves an underwritten offering shall advise the Corporation in writing in good faith that in its opinion, the number of Registrable Securities to be sold for the account of persons other than the Corporation (collectively, “Selling Stockholders”) is greater than the amount that can be offered without adversely affecting the success of the offering (taking into consideration the interests of the Corporation and the Holder), then the number of Registrable Securities to be sold for the account of Selling Stockholders (including Holder) may be reduced to a number that, in the opinion of the managing underwriter(s), may reasonably be sold without having the adverse effect referred to above. The reduced number of Registrable Securities that may be registered shall be allocated in the following priority: first, to Registrable Securities proposed to be registered for offer and sale by the Corporation; and second, to Registrable Securities proposed to be registered by Holder as a Piggy-back Registration. The reduced number of Registrable Securities that may be registered pursuant to this Section 2(b) shall be allocated pro rata among the Holder and any other Holders participating in the Piggy-back Registration, based on the number of Registrable Securities beneficially owned by the Holder or in such other proportions as shall be mutually agreed upon by all the Selling Stockholders. If, as a result of the proration provisions of this Section 2(b), the Holder shall not be entitled to include all Registrable Securities in a registration pursuant to this Section that the Holder has requested be included, Holder may elect to withdraw its Registrable Securities from the registration.

3. Registration Procedures.

(a) Use Reasonable Best Efforts. In connection with the Corporation’s registration obligations pursuant to this Agreement, the Corporation shall use its reasonable best efforts to expeditiously effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof and:

(1) to prepare and file with the SEC a Registration Statement with respect to such Registrable Securities on any appropriate form under the 1933 Act, and to cause such Registration Statement to become effective and to remain continuously effective under the 1933 Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144, without the requirement for the Corporation to be in compliance with the current public information requirements under Rule 144, as determined by counsel to the Corporation pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Corporation’s transfer agent and the Holder (the “Effectiveness Period”);

(2) to (i) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 under the 1933 Act; (iii) respond as promptly as reasonably practicable to any comments received from the

SEC with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holder true and complete copies of all correspondence from and to the SEC relating to such Registration Statement that pertains to the Holder as a “Selling Stockholder” but not any comments that would result in the disclosure to the Holder of material and non-public information concerning the Corporation; and (iv) comply with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holder thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Registrable Securities (including in accordance with Rule 172 under the 1933 Act), and Holder agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Corporation filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the 1934 Act, the Corporation shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report which created the requirement for the Corporation to amend or supplement such Registration Statement was filed;

(3) to notify the Holder if it is selling Registrable Securities and the managing underwriter(s), if any, promptly if at any time (A) any Prospectus, Registration Statement or amendment or supplement thereto is proposed to be filed, (B) when the SEC notifies the Corporation whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on any Registration Statement (in which case the Corporation shall provide to each of the Holders true and complete copies of all comments that pertain to the Holder as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Corporation believes would constitute material and non-public information), (C) any Registration Statement, or any post-effective amendment thereto, becomes effective, (D) the SEC or any other federal or state governmental authority requests any amendment or supplement to, or any additional information in respect of, any Registration Statement or Prospectus, (E) the SEC or any other federal or state governmental authority issues any stop order suspending the effectiveness of a Registration Statement or initiates any proceedings for that purpose, (F) the Corporation receives any notice that the qualification of any Registrable Securities for sale in any jurisdiction has been suspended or that any proceeding has been threatened or initiated for the purpose of suspending such qualification, or (G) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading; provided, however, that in the case of this subclause (G), such notice need only state that an event of such nature has occurred, without describing such event;

(4) to use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable;

(5) if requested by the managing underwriter(s) or the Holder of Registrable Securities being sold in connection with an underwritten offering, to promptly incorporate into a Prospectus supplement or a post-effective amendment to the Registration Statement any information which the Corporation and such Holder reasonably agree is required to be included therein relating to such sale of Registrable Securities; and to file such supplement or post-effective amendment as soon as practicable in accordance with the 1933 Act;

(6) to furnish to the Holder and each managing underwriter, if any, one signed copy of the Registration Statement and any post-effective amendment thereto, including all financial statements and schedules thereto, all documents incorporated therein by reference and all exhibits thereto (including exhibits incorporated by reference) as promptly as practicable after filing such documents with the SEC;

(7) if Registrable Securities being sold in connection with an underwritten offering, to deliver to Holder and each underwriter, if any, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) and any amendment, supplement or exhibit thereto as such Persons may reasonably request; and to consent to the use of such Prospectus or any amendment, supplement or exhibit thereto by Holder and underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus, amendment, supplement or exhibit in each case in accordance with the intended method or methods of disposition thereof;

(8) prior to any public offering of Registrable Securities, to register or qualify, or to cooperate with the Holder, the underwriter(s), if any, and their respective counsel in connection with the registration or qualification (or exemption from the registration or qualification) of, such Registrable Securities for resale under the securities or blue sky laws of such jurisdictions as may be requested by the Holder included in such Registration Statement; to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; and to do any and all other acts or things necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Corporation will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service in any jurisdiction where it is not then so subject;

(9) to cooperate with the Holder and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder;

(10) upon the occurrence of any event described in clauses, (E), (F) or (G) of Section 3(a)(3) above, to prepare and file a supplement or post-effective amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related

Prospectus or any document incorporated or deemed to be incorporated therein by reference, and any other required documents, so that, as thereafter delivered, such Registration Statement and Prospectus will not thereafter contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading;

(11) to take all other actions in connection therewith as are reasonably necessary or desirable in order to expedite. or facilitate the disposition of the Registrable Securities included in such Registration Statement and, in the case of an underwritten offering: (i) to enter into an underwriting agreement in customary form with the managing underwriter(s) (such agreement to contain standard and customary indemnities, representations, warranties and other agreements of or from the Corporation, as the case may be); (ii) to obtain opinions of counsel to the Corporation (which·(if reasonably acceptable to the underwriter(s)) may be the Corporation’s inside counsel) addressed to the underwriter(s), such opinions to be in customary form; and (iii) to obtain “comfort” letters from the Corporation’s independent certified public accountants addressed to the underwriter(s), such letters to be in customary form;

(12) to consider in good faith any reasonable request of Holder and underwriters for the participation of management of the Corporation in “road shows” and similar sales events;

(13) the Corporation shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to NASD Rule 5130 as requested by any such Holder and the Corporation shall pay the filing fee required for the first such filing within two (2) business days of the request therefore;

(14) the Corporation shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities;

(15) the Corporation shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including Rule 172, notify the Holder promptly if the Corporation no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3, “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Corporation’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter); and

(16) in connection with the filing of a Registration Statement hereunder or any amendment or supplement to a Registration Statement or Prospectus hereunder, the Corporation shall, not less than three (3) Business Days prior to such filing, furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of the Holder (it being acknowledged and agreed that if the Holder does not object to or comment on the aforementioned documents within such three (3) Business Day period, then the Holder shall be deemed to have consented to and approved the use of such documents). The Corporation shall not file any Registration Statement or amendment or supplement thereto in a form to which the Holder reasonably objects in good faith, provided that, the Corporation is notified of such objection in writing within the three (3) Business Day period described above.

(b) Holder’s Obligation to Furnish Information and Cooperate. If a registration is being effected with respect to any Registrable Securities held by Holder, Holder shall, promptly on the Corporation’s request, (i) furnish to the Corporation such information regarding the Holder, the Registrable Securities held by the Holder, the manner of holding any interests therein, and distribution of such Registrable Securities, as the Corporation may from time to time reasonably request in writing, and (ii) provide such consents as the Corporation may reasonably require with respect to disclosure of the content of the disclosures and any identification of the Holder or its Registrable Shares or the circumstances in which they are held. The Holder further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Corporation a response to any requests for further information as described in the previous sentence.

(c) Suspension of Sales Pending Amendment of Prospectus. Holder shall, upon receipt of any notice from the Corporation of the happening of any event of the kind described in clauses (A)-(F) of Section 3(a)(3) above, suspend the disposition of any Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of a supplemented or amended Prospectus or until it is advised in writing by the Corporation that the use of the applicable Prospectus may be resumed, and, if so directed by the Corporation such Holder will deliver to the Corporation all copies, other than permanent file copies, then in such Holder’s possession of any Prospectus covering such Registrable Securities.

4. Registration Expenses. Except as otherwise expressly provided herein to the contrary, the Corporation will bear all fees and expenses incident to the Corporation’s performance of or compliance with its obligations under this Agreement, including without limitation all (i) registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any trading market on which the common stock is then listed for trading, (B) with respect to compliance with applicable state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the Corporation in connection with blue sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holder) and (C) with respect to any filing that may be required to be made by any broker through which the Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, (A) expenses of printing certificates for Registrable Securities under all circumstances, and (B) expenses of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or “comfort” letters required by or incident to such performance or compliance), (iv) 1933 Act liability insurance (if the Corporation elects to obtain such insurance), (v) fees and expenses of all other Persons retained by the Corporation in connection with the consummation of the transactions contemplated by this Agreement and (vi) the expenses and fees for listing securities to be registered on each securities exchange on which securities are then listed (all such expenses being herein referred to as “Registration Expenses”); provided, however, that Registration Expenses borne by the Corporation shall not include any underwriting discounts, commissions or fees attributable to the sale of the Holder’s Registrable Securities or the fees and expenses of counsel for the

Holder, which underwriting discounts, commissions, fees and expenses of counsel shall in all cases be borne solely by the Holder, and, provided, further that the Holder will bear all its other expenses incurred in fulfilling its obligations under this Agreement. In addition, the Corporation shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5. Indemnification.

(a) Indemnification by the Corporation. The Corporation shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless (I) the Holder, its partners, members, managers, stockholders, Affiliates, and the directors, officers, employees and agents of each of the foregoing, (II) each Person who controls the Holder (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act), the partners, members, managers, stockholders, Affiliates of each such controlling Person, and the directors, officers, employees and agents of each of the foregoing, (collectively, “Holder Covered Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Damages”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that, (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Corporation by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 3(a)(3)(E)-(G), related to the use by a Holder of an outdated or defective Prospectus after the Corporation has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 9(j) below. The Corporation shall notify the Holder promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Corporation is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by the Selling Holder. The Holder shall indemnify and hold harmless the Corporation, its directors, officers, agents and employees, each Person who controls the Corporation (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling Persons (collectively, “Corporation Covered Persons”), to the fullest extent permitted by applicable law, from and against all Damages, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Corporation by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(a)(3)(E)-(G), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Corporation has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 9(j). In no event shall the liability of the selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to ·such indemnification obligation.

(c) Notices of Claims; Proceedings.

(1) Promptly after receipt by a Holder Covered Person or a Corporation Covered Person (each, an “Indemnified Party”) of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section, such Indemnified Party will, if a claim in respect thereof is to be made against, respectively, the Corporation, on the one hand, or Holder, on the other hand (such Person or Persons, the “Indemnifying Party”), give written notice to the Indemnifying Party of the commencement of such action; provided, however, that the failure of any Indemnified Party to give· notice as provided herein shall not relieve the Indemnifying Party of its or their obligations under this Section 5, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable cost of investigation.

(2) An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(3) Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for hat portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in Section 5(a) and (b) is unavailable or insufficient to hold harmless an Indemnified Party under this Section, then each Indemnifying Party shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of the Damages referred to in this Section in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the actions, statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The Corporation and the Holder (in consideration of the Corporation’s including any Registrable Securities in any Registration Statement filed in accordance with this Agreement) shall be deemed to have agreed, that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to in the first sentence of this Section. The amount paid by an Indemnified Party as a result of the Damages referred to in the first sentence of this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection 5(c) if the Indemnifying Party has assumed the defense of any such action accordance with the provisions thereof) which is the subject of this subsection 5(d). Notwithstanding the provisions of this subsection 5(d), the Holder shall not be required to contribute, in the aggregate, an amount in excess of the amount by which the net proceeds actually received by the Holder for the sale of Registrable Securities in the registered offering exceeds the amount of damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an Indemnified Party under this Section of notice of the commencement of any action against such party in respect of which a claim for contribution has been made against an Indemnifying Party under this Section, such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof if the notice specified in subsection 5(c)(1) has not been given with respect to such action; provided, however, that the omission so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise under this Section, except to the extent that the Indemnifying Party is actually materially prejudiced by such failure to give notice, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

(e) Survival. The provisions of this Section 5 shall survive the termination of this Agreement and the expiration or termination of any registration rights provided under this Agreement.

6. Rule 144. The Corporation shall file the reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations promulgated thereunder, so long as it is subject to such reporting requirements, all to the extent required from time to time to enable Holder to sell Registrable Securities without registration under the 1933 Act within the limits of the exemptions provided by Rule 144. The Corporation will use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Corporation under the 1933 Act and the 1934 Act (at any time after the Corporation has become subject to such reporting requirements). The Corporation shall furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Corporation for an initial public offering), the 1933 Act, and the 1934 Act (at any time after the Corporation has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Corporation so qualifies); (ii) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation; and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Corporation has become subject to the reporting requirements under the 1934 Act) or pursuant to Form S-3 (at any time after the Corporation so qualifies to use such form).

7. Underwritten Registrations.

(a) Selection of Underwriter(s). In each registration under this Agreement, the underwriter or underwriters and managing underwriter or managing underwriters that will administer the offering shall be selected by the Corporation.

(b) Agreements of Selling Holder. Holder shall not sell any of its Registrable Securities in any underwritten offering pursuant to a registration hereunder unless Holder (i) agrees to sell such Registrable Securities on a basis provided in any underwriting agreement in customary form, including the making of customary representations, warranties and indemnities and (ii) completes and executes all questionnaires, underwriting agreements and other documents required under the terms of such underwriting agreements or as reasonably requested by the Corporation (whether or not such offering is underwritten).

8. Transferability. The rights of Holder under this Agreement and the right to cause the Corporation to register Registrable Shares under this Agreement may be assigned by Holder to a transferee or assignee of any Registrable Securities; provided, however, that prior to the receipt by the Corporation of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Corporation may deem and treat the person listed as the holder of such Registrable Securities in its records as the absolute owner and holder of such Registrable Securities for all purposes.

9. Miscellaneous.

(a) The Corporation (i) represents and warrants that neither the Corporation nor any of its subsidiaries has entered into, as of the date hereof, any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions of this Agreement; and (ii) covenants and agrees that neither the Corporation nor any of its subsidiaries shall, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions of this Agreement.

(b) The Corporation acknowledges that there would be no adequate remedy at law if the Corporation fails to perform any of its obligations hereunder and that the Holder from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Corporation under this Agreement in accordance with the terms and conditions of this Agreement.· Time shall be of the essence in this Agreement

(c) Written notices under this Agreement shall be valid if sent by U.S. Certified Mail (Return Receipt Requested) or recognized overnight delivery service (with charges prepaid), or by telecopier facsimile with evidence of successful transmission to the following respective addresses:

if to a Purchaser:	Wolverine Trading Fund A, LLC 175 W. Jackson Blvd. Suite 200
Chicago, Illinois 60604 Attn: Eric J. Henschel, Managing Member Attn: Judy Kula, CFO

with a copy to:	Westchester Wealth Management Group Wells Fargo Advisors 2500 Westchester Avenue
Suite 202 Purchase, New York 10577 Attn: Joel Talish

or at such other address as such Holder or its legal counsel may have specified to the Corporation in writing,

and if to the Corporation:	Equity Bancshares, Inc. Suite 200, 7701 Kellogg Drive Wichita, KS 67207
Attention: Brad S. Elliott Chairman and Chief Executive Officer Facsimile No. (316) 264-2905

with a copy to:	Stinson Morrison Hecker LLP 1201 Walnut, Suite 2900 Kansas City, Missouri 64106
Attention: C. Robert Monroe Telephone: (816) 842-8600 Facsimile No. (816) 691-3495

or at such other address as the Corporation or its legal counsel may have specified to the Holder in writing. Notices under this Section shall be deemed given only when actually received.

(d) All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the Corporation, the Holder from time to time of the Registrable Securities and the respective successors and assigns of the foregoing. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Corporation shall so request, any Holder and any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(e) The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder of Registrable Securities, any director, officer or partner of such Holder, or any controlling person of any of the foregoing, and shall survive the transfer and registration of Registrable Securities by such Holder.

(f) Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement, by certified or registered first class mail, postage prepaid, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Corporation and the Holder, mutually and as an independent covenant, irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.

(g) The descriptive headings of the several Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(h) This Agreement supersedes all other prior oral or written agreements between the Holder, the Corporation, their Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein, contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Corporation nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Corporation and the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(i) If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

(j) By its acquisition of Registrable Securities, the Holder agrees that, upon receipt of a notice from the Corporation of the occurrence of any event of the kind described in Section 4(a)(3)(E)-(G), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Corporation that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Corporation may provide appropriate stop orders to enforce the provisions of this paragraph.

(k) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Corporation and Holder, provided that any party may give a waiver as to itself but any such waiver shall only effective to the extent it is in writing. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holder and that does not directly or indirectly affect the rights of one or more other security holders that may be given by such Holder for those Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Registration Rights Agreement to be duly executed and delivered as of the date first above written.

Attest: [Corporate Seal]		EQUITY BANCSHARES, INC.

By	/s/ Julie Huber	By:	/s/ Brad S. Elliott
Name:	Julie Huber	Name:	Brad S. Elliott
Title:	Secretary	Title:	Chairman and Chief Executive Officer

WOLVERINE TRADING FUND A, LLC.

		By:	/s/ Eric J. Henschel
		Name:	Eric J. Henschel
		Title:	Managing Member